SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) January 19, 1999


                    PICCADILLY CAFETERIAS, INC.
            (Exact name of registrant as specified in its charter)


        Louisiana            1-11754               72-0604977
    (State or other        (Commission           (IRS Employer
    jurisdiction of        File Number)        Identification No.)
     incorporation)

       3232 Sherwood Forest Boulevard,
        Baton Rouge, Louisiana                         70816
(Address of principal executive offices)             (Zip Code)



                              (225) 293-9440
             (Registrant's telephone number, including area code)


                                    n/a
        (Former name or former address, if changed since last report.)












ITEM 5.   OTHER EVENTS

     On January 19, 1999, Piccadilly Cafeterias, Inc. (the "Registrant"), issued the press release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits.

          99.1 Press release issued by the Registrant on January 19, 1999 announcing that Registrant has entered into an agreement with Cobb Investment Company ("Cobb") whereby Cobb will purchase the Ralph & Kacoo's restaurant chain.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PICCADILLY CAFETERIAS, INC.



                              By:   /S/ RONALD A. LABORDE
                                          Ronald A. LaBorde
                                President and Chief Executive Officer

Dated:  January 19, 1999